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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  July 25, 1994


                            AIRTOUCH COMMUNICATIONS





         A California             Commission File      I.R.S. Employer
         Corporation              No. 1-12342          No. 94-2995122


              425 Market Street, San Francisco, California  94105

                        Telephone Number (415) 658-2000



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Form 8-K                                             AirTouch Communications
July 25, 1994


Item 5. Other Events

         On July 25, 1994, AirTouch Communications and U S West issued the document set forth in Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits

         (c)     Exhibit:

         Exhibit
         Number                                    Description
         -------                                   -----------
           99                      AirTouch Communications and U S West press release
                                   issued and dated July 25, 1994 entitled AirTouch and
                                   U S West Agree to Merge Cellular Operations




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Form 8-K                                                 AirTouch Communications
July 25, 1994





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         AIRTOUCH COMMUNICATIONS



                                         By   /s/ L. L. Christensen
                                              ----------------------------
                                              Executive Vice President and
                                              Chief Financial Officer


July 25, 1994


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                                 EXHIBIT INDEX



Exhibit
Number                                      Description
- -------                                     -----------
  99               AirTouch Communications and U S West press release issued and dated July 25, 1994 entitled AirTouch and U S West Agree to
                   Merge Cellular Operations